Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Supplement dated May 31, 2024
to the

Core Alternative ETF (the “Fund”)

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
dated August 31, 2023

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated August 31, 2023:

Effective May 7, 2024, Mr. Danny Mack, a Portfolio Manager for the Fund, has resigned from Core Alternative Capital, LLC. Accordingly, all references to Mr. Mack as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. David Pursell and Mr. Peter Simasek continue to serve as Portfolio Managers of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI